UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2018

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168530	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 N. Green Valley Parkway, Suite 200 Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3271

On The Move Systems Corp.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 18, 2018, Artificial Intelligence Solutions Inc. (formerly On the Move Systems Corp.) (the “Company”) engaged Marcum LLP (“Marcum”) as its independent registered public accountants. This engagement occurred in connection with the Company’s prior independent public accountants, GBH CPAs, PC (“GBH”) resigning, effective July 1, 2018, as a result of combining its practice with Marcum. The engagement of Marcum has been approved by the Audit Committee of the Company’s Board of Directors.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) GBH’s report on the consolidated financial statements of the Company as at and for the fiscal year ended February 28, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

(b) During the fiscal year ended February 28, 2018 and through October 18, 2018, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to GBH’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal year ended February 28, 2018 and through October 18, 2018, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K, except certain material weaknesses in the Company’s internal controls over financial reporting, as discussed in the Form 10-K for the fiscal year ended February 28, 2018.

(c) During the fiscal year ended February 28, 2018 and through October 18, 2018, the Company did not consult with Marcum with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter is filed as Exhibit 16.1 to this Report.

ITEM 8.01 OTHER EVENTS.

The Company obtained FINRA approval for its name change, ticker symbol change and 100:1 reverse stock split the latter of which became effective on August 24, 2018. The Company’s request of change in ticker symbol took effect with the opening of business day on September 21, 2018 at which time the Company commenced trading under the new ticker symbol “AITX”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of GBH CPAs, PC, dated October 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 1, 2018	Artificial Intelligence Technology Solutions Inc.

By: /s/ Garett Parsons
Garett Parsons
Chief Executive Officer